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                                                                    EXHIBIT 10.3


                           SECOND FACILITY AMENDMENT


                 SECOND FACILITY AMENDMENT dated as of June 26, 1996 (the "Amendment") among A I M MANAGEMENT GROUP INC. (the "Seller"), A I M DISTRIBUTORS, INC. (the "Distributor") CITIBANK, N.A., as purchaser (the "Purchaser"), CITIBANK, N.A., as 12b-1 collateral agent (the 12b-1 Collateral Agent"), CITICORP NORTH AMERICA, INC. (the "Program Agent"), BANKERS TRUST COMPANY, as collection agent (the "Collection Agent") and CITIBANK, N.A., as administrative agent under the B Share Collateral Agreement (as defined below) (the "Administrative Agent").


                              W I T N E S S E T H
                              -------------------

                 WHEREAS, the Purchaser, the Program Agent and the Seller have entered into that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the "Purchase Agreement");

                 WHEREAS, the Seller, the Purchaser, the Program Agent, the collection Agent and the 12b-1 Collateral Agent have entered into that certain Collection Agency Agreement dated as of May 2, 1995 (as amended and supplemented, the "Collection Agency Agreement");

                 WHEREAS, the Distributor and the Seller have entered into that certain Distribution Fee Purchase Agreement dated as of August 20, 1993 (the "Distribution Fee Purchase Agreement");

                 WHEREAS, the Seller and the Administrative Agent have entered into that certain B Share Collateral Agreement dated June 26, 1996 (the "B Share Collateral Agreement");

                 WHEREAS, the parties to this Amendment desire to, among other things, amend the Purchase Agreement and the Collection Agency Agreement and to amend and restate the Distribution Fee Purchase Agreement as hereinafter provided;

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:
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                 Section 1.  Defined Terms.

                 "Amendment Effective Date" means the later to occur of (i) the day on which the Program Agent shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the parties hereto, and (ii) the conditions precedent set forth in Section 5 hereof shall have been fulfilled.

                 Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

                 Section 2.  Amendments to the Purchase Agreement.

                 (a) Section 1.01 of the Purchase Agreement is hereby amended by deleting the definitions "12b-1 Collateral Agent", "12b-1 Collateral Agreement" and "Credit Agreement" set forth therein.

                 (b) Section 1.01 of the Purchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order therein:

                 ""Administrative Agent" shall mean Citibank, N.A., in its capacity as administrative agent under the B Share Collateral Agreement, together with its successors and assigns.

                 "B Share Collateral Agreement" shall mean the B Share Collateral Agreement dated June 26, 1996 between the Seller and the Administrative Agent.

                 "Credit Agreement" shall mean the B share Credit Agreement dated June 26, 1996 among the Seller, the Lenders and the Administrative Agent, as the same may from time to time be amended, supplemented waived or modified."

                 (c) Section 1.01 of the Purchase Agreement is hereby further amended by replacing the definition of "Purchase Limit" set forth therein with the following definition:


                 ""Purchase Limit" shall mean (i) through and including June 30, 1996, $175,000,000, (ii) from and including July 1, 1996 through and including





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         September 30, 1996, $215,000,000, (iii) from and including October 1,
         1996 through and including December 31, 1996, $160,000,000 and (iv) from and after January 1, 1997, $110,000,000, or such other amounts as shall be agreed to in writing by the Purchaser, the Program Agent and the Seller; provided, that on and after the Termination Date the Purchase Limit shall be deemed to be zero for all purposes of this Agreement."

                 (d) The Purchase Agreement is hereby amended by replacing each reference to the term "12b-1 Collateral Agent" set forth in (i) the definitions of "Adverse Claim" and "Collection Agency Agreement" contained in
Section 1.01 of the Purchase Agreement, (ii) Section 5.02(u) and Section 7.04(a) of the Purchase Agreement, and (iii) clause (B) of Exhibit G to the Purchase Agreement, with the term "Administrative Agent".


                 (e) The Purchase Agreement is hereby amended by replacing the reference to the term "12b-1 Collateral Agreement" set forth in the definition of "Loan Documents" contained in Section 1.01 of the Purchase Agreement with the term "B Share Collateral Agreement".

                 Section 3.       Amendments to the Distribution Fee Purchase
Agreement.

                 From and after the Amendment Effective Date, the Distribution Fee Purchase Agreement shall be amended and restated as set forth in Exhibit A hereto (as so amended and restated, the "Amended and Restated Distribution Fee Purchase Agreement"). The parties thereto shall execute a copy thereof in the form of such exhibit in order to further evidence such amendment and restatement.

                 Section 4.       Amendments to the Collection Agency
Agreement.

                 (a) On and as of the Addition Effective Date (i) the 12b-1 Collateral Agent shall be deemed to be removed as a party to the Collection Agency Agreement, and (ii) the Administrative Agent shall become a party to the Collection Agency Agreement.

                 (b) Section 1(a) of the Collection Agency Agreement is hereby amended by deleting the definitions "12b-1





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Collateral Account" and 12b-1 Collateral Agreement" set forth therein.

                 (c) Section 1(a) of the Collection Agency Agreement is hereby amendment by adding the following definitions in their proper alphabetical order therein:

                 "B Share Collateral Agreement" shall mean the B Share Collateral Agreement dated June __, 1996 between the Seller and the Administrative Agent, as the same may from time to time be amended, supplemented, waived or modified.

                 "B Share Collateral Account" shall mean the money market mutual fund account of the Seller, ABA No. 113000609, Account No. 100366807, Shareholder Account No. 402702 9182, pledged to the Administrative Agent and maintained with AIM Money Market Fund at its office at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046 or such other account as the Administrative Agent shall designate in writing."

                 (d) All references in the Collection Agency Agreement (including, without limitation, in Exhibit A thereof) to the terms "12b-1 Collateral Agent" or "12b-1 collateral agent" shall be replaced with the term "Administrative Agent".

                 (e) All references in the Collection Agency Agreement to the terms "12b-1 Collateral Agreement" shall be replaced with the term "B Share Collateral Agreement.

                 (f) All references in the Collection Agency Agreement to the term "12b-1 Collateral Account" shall be replaced with the term "B Share Collateral Account".

                 (g) Section 16 of the Collection Agency Agreement is hereby amended by deleting the words "and the Servicing Fees" set forth in the first sentence thereof and by deleting the words "and the Servicing Fee" set forth in the second sentence thereof.





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                 Section 5.       Conditions Precedent to Effectiveness of this
Amendment.

                 The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions precedent:

                 (a) this Amendment shall have been duly executed by the parties hereto and shall be in full force and effect, and the Program Agent shall have received a fully executed copy of this Amendment;

                 (b) the Amended and Restated Distribution Fee Purchase Agreement shall have been duly executed by the parties thereto and shall be in full force and effect, the Program Agent shall have received a fully executed copy thereof;

                 (c) the Administrative Agent shall have delivered to the Collection Agent an Authorized Representatives Certificate as contemplated by
Section 4.3(f) of the Collection Agency Agreement;

                 (d) immediately after giving effect to this Amendment, there shall exist no Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination); and

                 (e) the Program Agent shall have received such opinions of counsel as it shall have reasonable requested each dated reasonably near the Amendment Effective Date and in form, scope and substance reasonably satisfactory to the Program Agent.

                 Section 6.       Execution in Counterparts.

                 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same amendment.





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                 Section 7.       Governing Law.

                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 Section 8.       Severability of Provisions.

                 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 Section 9.       Captions.

                 The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.

                                        A I M MANAGEMENT GROUP INC.


                                        By: /s/ ROBERT H. GRAHAM
                                           ----------------------------
                                           Authorized Signatory


                                        CITIBANK, N.A.,
                                           as Purchaser


                                        By: /s/ ARTHUR B. BOVINO
                                           ----------------------------
                                           Authorized Signatory
                                           Arthur B. Bovino
                                           Attorney-in-fact


                                        CITIBANK, N.A.,
                                           as 12b-1 Collateral Agent


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Authorized Signatory
                                           Attorney-in-fact


                                        CITIBANK, N.A.,
                                           as Administrative Agent


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Authorized Signatory
                                           Attorney-in-fact


                                        CITICORP NORTH AMERICA. INC.,
                                           as Program Agent


                                        By: /s/ ARTHUR B. BOVINO
                                           ---------------------------
                                           Authorized Signatory
                                           Arthur B. Bovino
                                           Attorney-in-fact


                                        BANKERS TRUST COMPANY
                                           as Collection Agent


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Authorized Signatory





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                                        A I M DISTRIBUTORS, INC.


                                        By:  /s/ JOHN CALDWELL SVP
                                           -----------------------------------
                                           Senior Vice President


Consented and Agreed to
as of the Date First
Written Above:

A I M ADVISORS, INC.
  as Advisor


By: /s/ CAROL F. RELIHAN
   -----------------------------------
   Authorized Signatory





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                                                                         ANNEX A



                       [AMENDED AND RESTATED DISTRIBUTION
                            FEE PURCHASE AGREEMENT]